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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       MAY 27, 1999
                                                      -------------------------



                                 DREAMLIFE, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           DELAWARE                       0-15586               52-1373960
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 (STATE OR OTHER JURISDICTION        (COMMISSION FILE          (IRS EMPLOYER
       OF INCORPORATION)                  NUMBER)           IDENTIFICATION NO.)

            425 WEST 15TH STREET, FLOOR 3R, NEW YORK, NEW YORK 10011
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE           (212) 313-9400
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 7.FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                   Historical financial statements of Change Your Life.com, LLC, a Delaware limited liability company ("CYL"), are not included as a part of this Form 8-K/A as CYL was formed on April 21, 1999 and had no significant operations prior to the date of acquisition. Accordingly, such financial statements are not material to an understanding of the financial condition of dreamlife, inc. (the "Company"). Concept Development Inc. ("CDI") had no significant activities and there are therefore no financial statements provided for CDI.

             (b)   PRO FORMA FINANCIAL INFORMATION.

                   Filed on August 24, 1999 by amendment to the Form 8-K dated May 27, 1999, originally filed on June 11, 1999.

             (c)    EXHIBITS

                    This amendment to the Form 8-K dated May 27, 1999, originally filed on June 11, 1999, is filed to include revised exhibits that were the subject of a request for confidential treatment by the Company originally filed with the Securities and Exchange Commission on June 11, 1999. Exhibits including provisions for which confidential treatment has been granted are noted with a footnote in the list below.

                    EXHIBITS                DESCRIPTION

                     2(a) Contribution and Exchange Agreement dated as of May 20, 1999 among the Company, Change Your Life.com, LLC, Anthony J. Robbins, Robbins Research International Inc. and CYL Development Holdings, LLC (1)

                     2(b) Agreement and Plan of Reorganization dated as of May 27, 1999 among the Company, Concept Acquisition Corporation, Concept Development, Inc., William Zanker and Debbie Dworkin (2)

                     2(c) Agreement of Merger dated as of May 27, 1999 between Concept Acquisition Corporation and Concept Development, Inc. (2)

                     3(a) Certificate of Designations for Series A Preferred Stock (1)

                     3(b) Certifate of Designations for Series B Preferred Stock (1)

                     3(c) Certificate of Designations for Series C Preferred Stock (1)

                     3(d)          Amended and Restated By-Laws (1)

                    10(a) Content Provider Agreement and License effective as of April 23, 1999 between Change Your Life.com, LLC, Anthony J. Robbins and Research International Inc. (2) (3)

                    10(b) Escrow Agreement dated as of May 27, 1999 among the Company, Debbie Dworkin and State Street Bank and Trust Company (2) (3)

                    10(c) Repurchase Agreement dated as of May 27, 1999 between the Company and Debbie Dworkin (2)

                    10(d) Employment Agreement dated as of May 27, 1999 between the Company and Wiliam Zanker (1)


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(CONTINUED)   EXHIBITS                       DESCRIPTION

                    10(e) Exclusive License and Marketing Agreement dated as of May 27, 1999 among the Company, Seligman Greer Communication Resources, Inc. ("Seligman"), SGS Communications Resources, Inc., Seligman Greer Sandberg Enterprises, Inc., SGC Communication Resources LLC and Learning Annex Interactive LLC (2) (3)

                    10(f) Option Agreement dated as of May 27, 1999 among the Company, Seligman Greer Communication Resources, Inc., SGS Communication Resources, Inc., Seligman Greer Sandberg Enterprises, Inc., SGC Communication Resources LLC and Learning Annex Interactive LLC and certain shareholders and members, as applicable, of such entities other than the Company listed therein (2) (3)

                    10(g) Registration Rights Agreement dated as of May 27, 1999 among the Company, Anthony J. Robbins, Robbins Research International Inc. and CYL Development Holdings, LLC (1)

                    10(h) Stockholders Agreement dated as of May 27, 1999 among the Company, Anthony J. Robbins, Robbins Research International Inc. and CYL Development Holdings, LLC (1)

                    99(a)          Press Release issued May 28, 1999 (1)
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                    (1)   Previously filed as identically numbered exhibit to
                          the Company's Form 8-K/A dated May 27, 1999 and filed with the Securities and Exchange Commission as of June 11, 1999, which amended dreamlife's current report on Form 8-K dated May 27, 1999 and filed with the Securities and Exchange Commission on June 11,
                          1999.

                    (2) Filed herewith as a replacement to the identically number exhibit to the Company's previously filed Form 8-K/A dated May 27, 1999 and filed with the Securities and Exchange Commission as of June 11, 1999, which amended dreamlife's current report on Form 8-K dated May 27, 1999 and filed with the Securities and Exchange Commission on June 11, 1999.

                    (3) Confidential treatment has been granted for certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   DREAMLIFE, INC.


Dated: February 16, 2000                           /s/ Philicia G. Levinson
                                                   -------------------------
                                                   Philicia G. Levinson
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.                        DESCRIPTION

    2(a) Contribution and Exchange Agreement dated as of May 20, 1999 among the Company, Change Your Life.com, LLC, Anthony J. Robbins, Robbins Research International Inc. and CYL Development Holdings, LLC (1)

    2(b) Agreement and Plan of Reorganization dated as of May 27, 1999 among the Company, Concept Acquisition Corporation, Concept Development, Inc., William Zanker and Debbie Dworkin (2)

    2(c) Agreement of Merger dated as of May 27, 1999 between Concept Acquisition Corporation and Concept Development, Inc. (2)

    3(a)     Certificate of Designations for Series A Preferred Stock (1)

    3(b)     Certificate of Designations for Series B Preferred Stock (1)

    3(c)     Certificate of Designations for Series C Preferred Stock (1)

    3(d)     Amended and Restated By-Laws (1)

    10(a) Content Provider Agreement and License effective as of April 23, 1999 between Change Your Life.com, LLC, Anthony J. Robbins and Research International Inc. (2) (3)

    10(b) Escrow Agreement dated as of May 27, 1999 among the Company, Debbie Dworkin and State Street Bank and Trust Company (2) (3)

    10(c) Repurchase Agreement dated as of May 27, 1999 between the Company and Debbie Dworkin (2)

    10(d) Employment Agreement dated as of May 27, 1999 between the Company and Wiliam Zanker (1)

    10(e) Exclusive License and Marketing Agreement dated as of May 27, 1999 among the Company, Seligman Greer Communication Resources, Inc. ("Seligman"), SGS Communications Resources, Inc., Seligman Greer Sandberg Enterprises, Inc., SGC Communication Resources LLC and Learning Annex Interactive LLC (2) (3)

    10(f) Option Agreement dated as of May 27, 1999 among the Company, Seligman Greer Communication Resources, Inc., SGS Communication Resources, Inc., Seligman Greer Sandberg Enterprises, Inc., SGC Communication Resources LLC and Learning Annex Interactive LLC and certain shareholders and members, as applicable, of such entities other than the Company listed therein (2) (3)

    10(g) Registration Rights Agreement dated as of May 27, 1999 among the Company, Anthony J. Robbins, Robbins Research International Inc. and CYL Development Holdings, LLC (1)

    10(h) Stockholders Agreement dated as of May 27, 1999 among the Company, Anthony J. Robbins, Robbins Research International Inc. and CYL Development Holdings, LLC (1)

    99(a)    Press Release issued May 28, 1999 (1)

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    (1)  Previously filed as identically numbered exhibit to the
         Company's Form 8-K/A dated May 27, 1999 and filed with the Securities and Exchange Commission as of June 11, 1999, which amended dreamlife's current report on Form 8-K dated May 27, 1999 and filed with the Securities and Exchange Commission on June 11, 1999.

    (2) Filed herewith as a replacement to the identically number exhibit to the Company's previously filed Form 8-K/A dated May 27, 1999 and filed with the Securities and Exchange Commission as of June 11, 1999, which amended dreamlife's current report on Form 8-K dated May 27, 1999 and filed with the Securities and Exchange Commission on June 11, 1999.

    (3) Confidential treatment has been granted for certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange
         Commission.